UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________
FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

May 4, 2020
Date of Report (Date of earliest event reported)

Evolent Health, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware		001-37415						32-0454912
(State or other jurisdiction of incorporation or organization)		Commission File Number:						(I.R.S. Employer Identification No.)

800 N. Glebe Road	,	Suite 500	,	Arlington	,	Virginia	,	22203
(Address of principal executive offices)(zip code)

(571) 389-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock of Evolent Health, Inc., par value $0.01 per share	EVH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.  Results of Operations and Financial Condition

On May 7, 2020, Evolent Health, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2020, a copy of which is furnished herewith as Exhibit 99.1.

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On May 4, 2020, Thomas Peterson, Chief Operating Officer of Evolent Health, Inc. (the “Company”), notified the Company of his decision to resign from his position as Chief Operating Officer, effective June 30, 2020. Mr. Peterson will continue to serve as an advisor to the Company and member of the Passport Health Plan, Inc. Board of Directors.

(c) On May 4, 2020, the Company’s Board of Directors appointed Steve Tutewohl to serve as the Company’s Chief Operating Officer, effective June 30, 2020. Mr. Tutewohl, 48, has served as the Chief Executive Officer of Evolent Health Services, one of the Company’s divisions, since January 2018. Mr. Tutewohl also served as the Chief Actuary of the Company from January 2017 until December 2017. Prior to the Company’s acquisition of Valence Health, Mr. Tutewohl was the Strategic Accounts Officer from October 1996- January 2017.

There is no arrangement or understanding between Mr. Tutewohl and any other person pursuant to which Mr. Tutewohl was appointed as Chief Operating Officer. Mr. Tutewohl does not have any family relationships with any director, executive officer, or person nominated or chosen to become a director or executive officer of the Company, and there are no related party transactions with regard to Mr. Tutewohl that are reportable under Item 404(a) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being furnished with this Form 8-K.

Exhibit
Number	Description
99.1	Press release dated May 7, 2020, announcing Evolent Health, Inc.'s financial results for the quarter ended March 31, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOLENT HEALTH, INC.

By:	/s/ Lydia Stone
Name:	Lydia Stone
Title:	Chief Accounting Officer
and Corporate Controller

By:	/s/ Jonathan Weinberg
Name:	Jonathan Weinberg
Title:	General Counsel and Secretary

Dated: May 7, 2020